FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Nonoperating Income (Expense) [Abstract]
Bank charges	$ (310)	$ (226)	$ (168)
Income (expense) related to hedging activity	(7,101)	748	2,085
Exchange rate income (loss)	1,214	(1,122)	(2,082)
Total income (expenses)	(6,197)	(600)	(165)
Interest income	1,182	847	242
Total financial income (expenses), net	$ (5,015)	$ 247	$ 77